UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2013

(Date of earliest event reported)

RTI International Metals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953
(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor 1550 Coraopolis Heights Road Pittsburgh, Pennsylvania	15108-2973
(Address of Principal Executive Offices)	(Zip Code)

(412) 893-0026

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information set forth in Item 8.01 below is incorporated by reference into this Item 2.03.

ITEM 8.01. OTHER EVENTS.

On April 24, 2013, RTI International Metals, Inc. (the “Company”), issued and sold an additional $52.5 million aggregate principal amount of its 1.625% Convertible Senior Notes due 2019 (the “Option Notes”), in connection with the full exercise by the Underwriters (as defined below) of an over-allotment option pursuant to the Underwriting Agreement (the “Underwriting Agreement”), dated April 11, 2013, between the Company, the Subsidiary Guarantors party thereto and Barclays Capital Inc. and Citigroup Global Markets Inc. (together, the “Representatives” and together with the several underwriters listed in Schedule III thereto, the “Underwriters”). A copy of a press release announcing the closing is attached hereto as Exhibit 99.1.

The Option Notes, together with the $350.0 million aggregate principal amount of the Company’s 1.625% Convertible Senior Notes due 2019 previously issued (the “Firm Notes” and, together with the Option Notes, the “Notes”) bear interest at a rate of 1.625% per year on the principal amount, accruing from April 17, 2013. Interest is payable on the Notes semiannually in arrears on April 15 and October 15 of each year, beginning October 15, 2013. The Notes are the Company’s general unsecured obligations.

The Notes are governed by the Indenture, dated as of December 14, 2010 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of April 17, 2013, by and among the Company, the Subsidiary Guarantors named therein and the Trustee (the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”).

For a more detailed description of the Notes, please see Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2013, which description is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated December 14, 2010, by and between RTI International Metals, Inc. and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K for the event dated December 14, 2010.

4.2	Third Supplemental Indenture, dated April 17, 2013, by and between RTI International Metals, Inc., RMI Titanium Company, Extrusion Technology Corporation of America, RTI Finance Corp., RTI Martinsville, Inc., RTI Remmele Medical, Inc., RTI Remmele Engineering, Inc. and the Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K for the event dated April 17, 2013.

4.3	Form of 1.625% Convertible Senior Notes due 2019 (included in Exhibit 4.2).

99.1	Press Release dated April 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: April 24, 2013	By:	/s/ Chad Whalen
	Name:	Chad Whalen
	Title:	General Counsel, Secretary & Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated December 14, 2010, by and between RTI International Metals, Inc. and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K for the event dated December 14, 2010.

4.2	Third Supplemental Indenture, dated April 17, 2013, by and between RTI International Metals, Inc., RMI Titanium Company, Extrusion Technology Corporation of America, RTI Finance Corp., RTI Martinsville, Inc., RTI Remmele Medical, Inc., RTI Remmele Engineering, Inc. and the Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K for the event dated April 17, 2013.

4.3	Form of 1.625% Convertible Senior Notes due 2019 (included in Exhibit 4.2).

99.1	Press Release dated April 24, 2013.